Exhibit 10.4

                                LOCK-UP AGREEMENT

         The undersigned is the holder of shares of the common stock, $0.001 par value ("Common Stock"), and/or shares of the Class A Convertible Preferred Stock, and/or Common Stock Purchase Warrants ("Class A Preferred Stock") issued in connection with the sale of the Class A Convertible Preferred Stock, and/or the Series 1 Convertible 8% Convertible Subordinated Notes, and/or the Series 1 Common Stock Purchase Warrants, and/or the Series 2 Subordinated Convertible 12% Notes and/or the Series 2 Common Stock Purchase Warrants issued by DOBI Medical Systems, Inc., a Delaware corporation, or its predecessor, DOBI Medical Systems, LLC, a Delaware limited liability company (collectively, the "Company"). Each of the aforesaid classes and series of securities of the Company is hereinafter referred to as "Company Securities."

         The undersigned hereby acknowledges receipt from the Company of the following documents:

         1. Letter to Holders of the Class A Preferred Stock and Common Stock dated October 28, 2003; and

         2. The Company's Information Statement dated October 23, 2003 (the "Information Statement").

         The undersigned understands that if the Merger (as defined in the Information Statement) is consummated, the undersigned's Company Securities will be converted into Pubco common stock or Pubco common stock purchase warrants (the "Merger Securities," which term includes the Pubco common stock acquirable upon exercise of the Pubco common stock purchase warrants).

         To induce Pubco and the Company to enter into and carry out the Merger, the undersigned hereby agrees not to, directly or indirectly, publicly sell, contract to sell or otherwise transfer any of the Merger Securities beneficially owned by the undersigned (unless the proposed transferee agrees to be bound by the restrictions on transfer contained herein); provided, however, that (a) from 6 months through 12 months after the closing of the Merger, the undersigned may sell or otherwise transfer up to five percent (5%) of the initial amount of the Merger Securities beneficially owned by the undersigned in each calendar month (calculated at the date of the closing of the Merger, and (b) from 13 months through 24 months after the closing of the Merger, the undersigned may sell or otherwise transfer Merger Securities at a rate of ten percent (10%) of the initial amount of the Merger Securities beneficially owned by the undersigned (calculated at the date of the closing of the Merger) in each calendar month, on a cumulative basis, subject to applicable securities laws.

         In addition, if the Company engages an underwriter or placement agent during the 12 months after the Closing to raise a minimum of $5.0 million through the sale of the Company's common stock and/or other equity securities, in a public offering or private placement, upon commencing such public offering or private placement, all holders of shares subject to lock-up agreements will, if required by the underwriter or placement agent, refrain from making any sales, transfers or other dispositions in the course of such offering, but, in any event, for not more than 90 days.

         Notwithstanding any contrary or inconsistent provision hereof, all restrictions on the undersigned under this Lock-Up Agreement shall expire in full not later than two years after the date of closing of the Merger.

         Pubco may waive in writing any provision of this Lock-Up Agreement if and only if (i) any such waiver is simultaneously applicable to the holders of all other Merger Securities,


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and (ii) at least 5 business  days'  advance  written  notice of such  waiver is provided to all holders of the Merger Securities. In the event that a particular waiver applies to only a percentage of the Merger Securities, then the percentage shall be identical for each holder of Merger Securities.

         THE UNDERSIGNED UNDERSTANDS THAT IF THE UNDERSIGNED DOES NOT EXECUTE AND RETURN THIS LOCK-UP AGREEMENT TO THE COMPANY ON OR BEFORE NOVEMBER 5, 2003, THE COMPANY MAY NOT BE ABLE TO CONSUMMATE THE MERGER. IF THE MERGER IS NEVERTHELESS CONSUMMATED NOTWITHSTANDING THE UNDERSIGNED'S FAILURE TO EXECUTE AND RETURN THIS LOCK-UP AGREEMENT TO THE COMPANY, THE MERGER SECURITIES OWNED BY THE UNDERSIGNED WILL NOT BE INCLUDED IN THE REGISTRATION STATEMENT TO BE FILED IN CONNECTION WITH THE MERGER AS DESCRIBED IN THE INFORMATION STATEMENT.

         The undersigned hereby (i) represents that the undersigned has full power and authority to enter into this Lock-Up Agreement, (ii) agrees, upon request, to execute any additional documents necessary or desirable in connection with this Lock-Up Agreement and its enforcement; and (iii) agrees that this Lock-Up Agreement is irrevocable by the undersigned, and shall survive the undersigned's death or incapacity, (iv) the obligations of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned, and (v) consents to the placing of a legend on the certificates evidencing the Merger Securities and/or stop-transfer orders with the transfer agent of Pubco Common Stock with respect to any of the Merger Securities registered in the name of the undersigned or beneficially owned by the undersigned.

         If the Merger is not consummated for any reason whatsoever on or before December 31, 2003, this Lock-up Agreement shall expire on such date.

                                     Yours very truly,

                                     -------------------------------
                                     Signature of Holder

                                     Print name and address of Holder:
                                     --------------------------------

                                     --------------------------------

                                     --------------------------------

RETURN TO THE COMPANY BY FAX: AT (201) 760-8860
                           -AND-
BY THE FEDERAL EXPRESS SELF-ADDRESSED ENVELOP ENCLOSED OR COURIER TO:

         DOBI Medical Systems, Inc.
         1200 MacArthur Boulevard
         Mahwah, New Jersey 07430
         Att'n:   Frank M. Puthoff, Esq.,
                  General Counsel and Secretary


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